Filed under Rule 497(e)

Registration No.: 333-08653

SEASONS SERIES TRUST

SA Allocation Balanced Portfolio

SA Allocation Growth Portfolio

SA Allocation Moderate Growth Portfolio

SA Allocation Moderate Portfolio

SA American Century Inflation Protection Portfolio

SA Columbia Focused Value Portfolio

SA Multi-Managed Diversified Fixed Income Portfolio

SA Multi-Managed Growth Portfolio

SA Multi-Managed Income Portfolio

SA Multi-Managed Income/Equity Portfolio

SA Multi-Managed International Equity Portfolio

SA Multi-Managed Large Cap Growth Portfolio

SA Multi-Managed Large Cap Value Portfolio

SA Multi-Managed Mid Cap Growth Portfolio

SA Multi-Managed Mid Cap Value Portfolio

SA Multi-Managed Moderate Growth Portfolio

SA Multi-Managed Small Cap Portfolio

SA Putnam Asset Allocation Diversified Growth Portfolio

SA T. Rowe Price Growth Stock Portfolio

(each, a “Portfolio” and collectively, the “Portfolios”)

Supplement dated January 14, 2025, to the Portfolios’ Prospectus and Statement of Additional Information (“SAI”), each dated July 29, 2024, as supplemented and amended to date

The following changes are made to the Portfolios’ Prospectus effective immediately:

The first two paragraphs of the subsection of the Portfolios’ Prospectus entitled “Management – Information about the Investment Adviser and Manager” are deleted in their entirety and replaced with the following:

SunAmerica serves as investment adviser and manager for all the Portfolios of the Trust. SunAmerica selects the subadvisers for the Portfolios, manages the investments for certain Portfolios, or a portion thereof, oversees the subadvisers’ management of certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio. SunAmerica is a limited liability company organized under the laws of Delaware, and managed, advised or administered assets in excess of $75.94 billion as of March 31, 2024. SunAmerica is an indirect, wholly-owned subsidiary of Corebridge Financial, Inc. (“Corebridge”). SunAmerica is located at 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302.

The following changes are made to the Portfolios’ SAI effective immediately:

The subsection of the Portfolios’ SAI entitled “SUPPLEMENTAL INFORMATION ABOUT PASSIVELY-MANAGED INDEX PORTIONS OF CERTAIN PORTFOLIOS” is deleted in its entirety and replaced with the following:

The SA Multi-Managed Diversified Fixed Income Portfolio, SA Multi-Managed International Equity Portfolio, SA Multi-Managed Large Cap Growth Portfolio, SA

Multi-Managed Large Cap Value Portfolio, SA Multi-Managed Mid Cap Growth Portfolio, SA Multi-Managed Mid Cap Value Portfolio and SA Multi-Managed Small Cap Portfolio each have a passively-managed portion of the respective Portfolio that is designed to track an index or subset of an index. PineBridge is responsible for managing the passively-managed portion of the SA Multi-Managed Diversified Fixed Income Portfolio. SunAmerica is responsible for managing the passively-managed index portions of the SA Multi-Managed International Equity Portfolio, SA Multi-Managed Large Cap Growth Portfolio, SA Multi-Managed Large Cap Value Portfolio, SA Multi-Managed Mid Cap Growth Portfolio, SA Multi-Managed Mid Cap Value Portfolio and SA Multi-Managed Small Cap Portfolio (collectively, the “SunAmerica Index Portfolios”). SunAmerica is an indirect wholly-owned subsidiary of Corebridge. In connection with SunAmerica’s management of the passively-managed portions of the SunAmerica Index Portfolios, each of the SunAmerica Index Portfolios may trade in Corebridge stock if such stock is represented in the applicable target index.

The first two paragraphs of the subsection of the Portfolios’ SAI entitled “INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT” are deleted in their entirety and replaced with the following:

The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the “Advisory Agreement”) with SunAmerica to handle the management of the Trust and its day-to-day affairs. The Adviser, located at 30 Hudson Street, 16th Floor, Jersey City, New Jersey 07302, is an indirect, wholly-owned subsidiary of Corebridge.

The third paragraph of the subsection of the Portfolios’ SAI entitled “DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES” is deleted in its entirety and replaced with the following:

In addition, the Trust generally makes publicly available, on a periodic basis, information regarding a Portfolio’s top ten holdings (including name and percentage of a Portfolio’s assets invested in each holding) and the percentage breakdown of a Portfolio’s investments by country, sector and industry, as applicable. This information, marketing communications (including printed advertising and sales literature), is generally made available at https://portal.annuities.corebridgefinancial.com/annuities/products/public/performance/landingpage# or online through the internet websites of the life insurance companies offering the Portfolios as investment options and/or the Trust’s telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Trust’s legal department. The Trust and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus or SAI, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.